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                                                                  EXECUTION COPY

                                 FIRST AMENDMENT

                  FIRST AMENDMENT dated as of January 27, 2000 (this "AMENDMENT") to the Credit Agreement dated as of March 19, 1999 (the "CREDIT AGREEMENT") among DEPARTMENT 56, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects; and

                  WHEREAS, the Administrative Agent and the Lenders are willing to enter into this Amendment on the terms and conditions hereof;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as so defined.

1. AMENDMENT TO SECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by inserting therein, in appropriate alphabetical order, the following new definitions:

                  "`FIRST AMENDMENT': the First Amendment dated as of January 27, 2000, to this Agreement.

                  `FIRST AMENDMENT EFFECTIVE DATE': the date on which the First Amendment shall become effective."

1. AMENDMENT TO SECTION 7.1(c). Section 7.1(c) of the Credit Agreement is hereby amended by deleting such Section 7.1(c) in its entirety and inserting the following in lieu thereof:

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         "(c) CONSOLIDATED NET WORTH. Permit Consolidated Net Worth at the last day of any fiscal quarter to be less than the greater of (i) $65,000,000 or (ii) $142,988,000 MINUS, (A) for any fiscal quarter ending after the First Amendment Effective Date (and, for purposes of calculating pro forma compliance pursuant to Section 7.6(b), the applicable fiscal quarter ending prior to the First Amendment Effective
         Date) and on or prior to December 30, 2000, the amount expended by the Borrower to repurchase its Capital Stock pursuant to Section 7.6(b) (after giving effect to this clause (ii)(A)) during the period from the First Amendment Effective Date to the last day of such fiscal quarter and (B) for any fiscal quarter ending thereafter, the amount expended by the Borrower to repurchase its Capital Stock pursuant to Section 7.6(b) (after giving effect to clause (ii)(A)) during the period from the First Amendment Effective Date to December 30, 2000."

1. REPRESENTATIONS AND WARRANTIES. The Borrower hereby confirms that, after giving effect to the amendments provided for herein, the representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the date hereof and no Default or Event of Default has occurred and is continuing.

1. NO OTHER AMENDMENTS. Except as expressly amended hereby, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

1. COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

1. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the receipt by the Administrative Agent of (i) this Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Required Lenders and (ii) all fees required to be paid by the Borrower pursuant to
Section 9 of this Amendment.

1. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

1. AMENDMENT FEE. The Borrower shall pay an amendment fee to each of the Lenders entering into this Amendment prior to January 27, 2000 of .075% of each such Lender's Commitment, payable on the First Amendment Effective Date.


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                                                                             3

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.


DEPARTMENT 56, INC.



By:  /s/ Percy C. Tomlinson
   -------------------------------------
     Title: Executive Vice President and
            Chief Financial Officer



THE CHASE MANHATTAN BANK, as Administrative Agent and as a Lender



By:  /s/ Jonathan L. Twichell
   -------------------------------------
     Title: Vice President



ABN AMRO BANK N.V., as Co-Documentation Agent and as a Lender

By:  /s/ John E. Robertson
   -------------------------------------
     Title: Vice President

By:  /s/ Peter J. Hallan
   -------------------------------------
     Title: Assistant Vice President



BANK ONE, NA (Main Office Chicago),
as Co-Documentation Agent and as a Lender

By:  /s/ Lisa Whatley
   -------------------------------------
     Title: Vice President



U.S. BANK NATIONAL ASSOCIATION, as Managing Agent and as a Lender



By:  /s/ Michael J. Reymann
   -------------------------------------
     Title: Vice President


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COMERICA BANK



By:  /s/ Timothy O'Rourke
   -------------------------------------
     Title: Vice President



FIRSTAR BANK MILWAUKEE, N.A.

By:  /s/ Jason R. Hickey
   -------------------------------------
     Title: Assistant Vice President



HARRIS TRUST AND SAVINGS BANK



By:  /s/ Andrew K. Peterson
   -------------------------------------
     Title: Managing Director

M&I MARSHALL & ILSLEY BANK



By:  /s/ John W. Howard
   -------------------------------------
     Title: Vice President


THE FIFTH THIRD BANK



By:  /s/ Kevin J. Walter
   -------------------------------------
     Title: Corporate Banking Officer


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                                                                           iii
WELLS FARGO BANK, NATIONAL      ASSOCIATION



By:  /s/ Molly S. Van Metre
   -------------------------------------
     Title: Vice President and Senior Banker



MICHIGAN NATIONAL BANK



By:  /s/ Draga B. Palincas
   -------------------------------------
     Title: Vice President



WACHOVIA BANK



By:  /s/ Walter R. Gillikin
   -------------------------------------
     Title: Senior Vice President

BANK HAPOALIM B.M.



By:
     Title:


By:  /s/ Conrad Wagner
   -------------------------------------
     Title: First Vice President